UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

10222 Barnes Canyon Road, Bldg. #2
San Diego, California 92121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 18, 2023, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) issued a press release and made available a corporate presentation announcing positive initial findings from its ongoing open-label Phase 2 carcinoid syndrome (“CS”) study (NCT05361668) of paltusotine, an oral, once-daily investigational compound being developed for the treatment of acromegaly and CS. Copies of the press release and corporate presentation are attached as Exhibits 99.1 and 99.2, respectively, to this report, and are incorporated herein by reference. The press release and corporate presentation will also be available under the “Investors” section of the Company’s website. The Company intends to deliver the corporate presentation during a conference call and live webcast with the investment community on December 18, 2023, at 5:00 p.m. Eastern Time.

The information contained in this Item 7.01, including in Exhibits 99.1 and 99.2 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On December 18, 2023, Crinetics announced positive initial findings from its ongoing open-label Phase 2 CS study (NCT05361668) of paltusotine, an oral, once-daily investigational compound being developed for the treatment of acromegaly and CS.

The Phase 2 study is a randomized, open-label, parallel group, multi-center study evaluating the safety, tolerability, pharmacokinetics, and efficacy of paltusotine in people living with carcinoid syndrome. Participants were randomized to receive either 40 mg or 80 mg of paltusotine, with the ability to dose titrate based on tolerability or inadequate control of symptoms during the first four weeks of treatment. At the time of this initial data snapshot, safety data were available for 27 participants, 23 of whom had completed at least two weeks of the randomized treatment period and 15 of whom had completed the full 8-week randomized treatment period. Thirteen of the 15 participants (87%) who completed the randomized treatment phase enrolled in the long-term extension phase of the study.

The initial findings indicate that:

•
Administration of paltusotine resulted in rapid and sustained reductions in bowel movement (“BM”) frequency and flushing episodes:
o
65% reduction of excess bowel movements (defined as daily bowel movements above the upper limit of normal, 3/day) for patients with >3/day at baseline
o
65% reduction of flushing frequency for patients with >1/day at baseline
•
Exposure of paltusotine in people with carcinoid syndrome was consistent with prior clinical studies
•
Paltusotine was generally well-tolerated with a safety profile consistent with prior clinical studies
o
There were no treatment-related severe or serious adverse events (“AEs”), with the majority of treatment-related AEs being mild-to-moderate.
o
The most frequently reported AEs included diarrhea, headache, and abdominal pain.
•
Enrollment in the study is complete, with a total of 36 participants enrolled. Topline data from the complete study is expected in the first half of 2024.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this report are forward-looking statements, including statements regarding the plans and timelines for the clinical development of paltusotine, including the therapeutic potential and clinical benefits or safety profile thereof; the expected timing of topline data from the ongoing Phase 2 study of paltusotine in CS; and the potential for any of our ongoing clinical studies to show safety or efficacy. These forward-looking statements speak only as of the date of this report and are subject to a number of known and unknown risks, uncertainties and assumptions, including, without limitation, initial findings and topline results that we report may change following a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, the possibility of unfavorable new clinical data and further analyses of existing clinical data, and the FDA and other regulatory authorities may not agree with our interpretation of such results; and the other risks and uncertainties described in the company’s periodic filings with the SEC. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 18, 2023
99.2	Corporate Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	December 18, 2023	By:	/s/ R. Scott Struthers, Ph. D.
R. Scott Struthers, Ph. D. President and Chief Executive Officer